UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 30, 2025

NIGHTFOOD HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55406	46-3885019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13501 South Main Street

Los Angeles, CA 90016

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 291-7778

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 30, 2025, the Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock (the “Series B Preferred Stock”) of Nightfood Holdings, Inc. (“NGTF” or the “Company”) was amended (the “Amended Series B COD”) by amending the method of converting the Series B Preferred Stock into common stock, par value $0.0001 per share (“Common Stock”). Prior to amending the conversion method, each holder of Series B Preferred Stock had the right at such holder’s option, at any time or from time to time, to convert Series B Preferred Stock into Common Stock and warrants to purchase Common Stock until March 31, 2026. Effective as of filing the Amended Series B COD, the conversion of all outstanding shares of the Series B Preferred Stock to the Company’s Common Stock can be effectuated upon the vote or written consent of holders owning at least 50.1% of all the outstanding shares of Series B Preferred Stock. Each share of Series B Preferred Stock shall be convertible into 8,366 shares of Common Stock. No other material changes were made to the Amended Series B COD.

NGTF’s board of directors unanimously approved the Amended Series B COD. The Amended Series B COD was also approved by the affirmative vote of majority stockholder of the Series B Preferred Stock entitling it to a majority of the voting power. The forgoing description of the amendment to the Series B Preferred Stock is qualified in its entirety by reference to the Amended Series B COD, which is filed as Exhibits 3.1 to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No	Description
3.1	Amendment to the Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2025

NIGHTFOOD HOLDINGS, INC.

By:	/s/ JIMMY CHAN
Name:	Jimmy Chan
Title:	Chief Executive Officer